Investor Contatact:                                       Press Contact:

Stephanie Tawn                                            David Hurwitz
Niku Corporation                                          Niku Corporation
650-701-2732                                              650-298-5904
stawn@niku.com                                            dhurwitz@niku.com


FOR IMMEDIATE RELEASE


                     NIKU ANNOUNCES SECOND QUARTER RESULTS


REDWOOD CITY, CA - August 21, 2003 - Niku Corporation (Nasdaq: NIKU) today reported results for its second fiscal quarter ended July 31, 2003.

Total revenue in the second quarter was $10.0 million, compared to $9.8 million in the first quarter of the current fiscal year, and $10.5 million in the second quarter of the prior fiscal year. Total license revenue in the second quarter was $3.1 million, compared to $3.2 million in the first quarter, and $4.0 million in the second quarter of the prior fiscal year. Total services revenue in the second quarter was $6.9 million, compared to $6.6 million in the first quarter, and $6.5 million in the second quarter of the prior fiscal year. Customers licensing Niku 6 during the quarter included Arrow Electronics, AXA, BNP Paribas, Cendant, the Environmental Protection Agency, Old Republic Title Insurance, and Pfizer.

On August 14, subsequent to the end of the second quarter, the Company completed an enterprise license with a major global bank. This transaction is the largest software license in Niku's five-year history.

Pro forma net income for the second quarter was $0.1 million, or $0.01 per share, excluding restructuring charges of $1.6 million and stock-based compensation of $0.1 million. This compares to pro forma net income for the first quarter of the current fiscal year of $0.2 million, or $0.02 per share, excluding stock-based compensation of $0.1 million, and a pro forma net loss for the second quarter of the prior fiscal year of ($6.8 million), or ($0.91) per share, excluding restructuring charges of $30.4 million, asset impairment charges of $0.4 million and a stock-based compensation credit of $0.3 million. Pro forma information is not prepared in accordance with GAAP. On a GAAP basis, the Company's net loss for the second quarter was ($1.6 million), or ($0.14) per share. This compares to net income of $0.1 million, or $0.01 per share, in the first quarter of the current fiscal year, and a net loss of ($37.3 million), or ($5.03) per share, for the second quarter of the prior fiscal year. All per share information contained herein gives effect to the one-for-ten reverse stock split effected on November 21, 2002.

The Company's pro forma results differ from its GAAP results primarily because of additions to restructuring reserves for leases on vacated facilities. The Company added $1.6 million to such reserves in the second quarter to reflect the Company's current assessment of sublease opportunities for these vacated facilities.

Joshua Pickus, Niku's president and chief executive officer, said, "We are pleased to have recorded our fourth consecutive quarter of pro forma profitability and to have begun the third quarter with the largest software license in the Company's history."

The Company ended the quarter with $21.7 million in unrestricted cash and cash equivalents. DSO for the quarter was 41 days.

Conference Call

Niku's management will review the financial results for the quarter on a conference call at 2:00 p.m. Pacific Time today, August 21, 2003. The conference call can be accessed via live webcast at http://investor.niku.com. Interested parties should access the site, downloading any necessary audio software, at least fifteen minutes prior to the call.

About Niku Corporation
Niku Corporation (Nasdaq: NIKU) is a leading vendor of Enterprise Portfolio Management systems. More than 400,000 users at industry leaders like 3M, Barclays, Best Buy, Emerson, Philips, and Unilever depend on Niku's flagship product, Niku 6, to manage mission-critical projects, programs, and initiatives. Niku 6 offers superior functionality, scalability, and architecture--making it the leading solution for managing IT organizations, new product development, and services operations. Niku Corporation is a publicly-held company with global operations. Niku can be reached at info@niku.com, at 877-846-6458 (NIKU), and at www.niku.com.

                                     # # #

Note:  Niku and Niku logo are registered trademarks of Niku Corporation.




Forward-Looking Statements

Statements or information in this press release other than statements of historical fact contain predictions, estimates and are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. All forward-looking statements included in this press release are based upon information available to Niku as of the date of the release, and the Company assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. These and additional risks and uncertainties associated with the Company's business are detailed in the Company's Form 10-K, as amended, filed on August 6, 2003 and in its other filings with the Securities and Exchange Commission.


                                                         NIKU CORPORATION

                                      GAAP Condensed Consolidated Statements of Operations
                                             (in thousands, except per share data)
                                                           (unaudited)


                                              Three Months Ended     Three Months         Six Months Ended
                                                    July 31,        Ended April 30,          July 31,
                                         ------------------------- ----------------- -------------------------
                                            2003         2002            2003           2003         2002
                                         ------------ ------------ ----------------- ------------ ------------
Revenue:
    License                                  $ 3,131      $ 3,961           $ 3,213      $ 6,344      $ 9,652
    Services                                   6,877        6,533             6,626       13,503       14,969
                                         ------------ ------------ ----------------- ------------ ------------
         Total revenue                        10,008       10,494             9,839       19,847       24,621
                                         ------------ ------------ ----------------- ------------ ------------

Cost of revenue                                2,941        3,820             2,626        5,567        7,902
                                         ------------ ------------ ----------------- ------------ ------------

Gross profit                                   7,067        6,674             7,213       14,280       16,719
                                         ------------ ------------ ----------------- ------------ ------------

Operating expenses:
     Sales and marketing                       3,364        7,414             3,582        6,946       15,561
     Research and development                  1,817        3,993             1,897        3,714        8,022
     General and administrative                1,531        2,331             1,537        3,068        4,538
     Restructuring and other                   1,648       30,405                 -        1,648       29,567
     Stock-based compensation                     74         (301)               61          135       (3,947)
     Asset impairment charge                       -          425                 -            -          425
                                         ------------ ------------ ----------------- ------------ ------------

          Total operating expenses             8,434       44,267             7,077       15,511       54,166
                                         ------------ ------------ ----------------- ------------ ------------

Operating income (loss)                       (1,367)     (37,593)              136       (1,231)     (37,447)
Interest and other income (expense), net        (273)         312               (34)        (307)         432
                                         ------------ ------------ ----------------- ------------ ------------

     Net income (loss)                      $ (1,640)   $ (37,281)            $ 102     $ (1,538)   $ (37,015)
                                         ============ ============ ================= ============ ============

Net income (loss) per share:

     Net income (loss) - basic               $ (0.14)     $ (5.03)           $ 0.01      $ (0.14)     $ (4.99)
                                         ============ ============ ================= ============ ============

     Weighted average common shares -
       basic (1)                              11,907        7,414            10,433       11,182        7,414
                                         ============ ============ ================= ============ ============

     Net income (loss) - diluted             $ (0.14)     $ (5.03)           $ 0.01      $ (0.14)     $ (4.99)
                                         ============ ============ ================= ============ ============

     Weighted average common shares -
       diluted (1)                            11,907        7,414            10,678       11,182        7,414
                                         ============ ============ ================= ============ ============




         (1) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.



                                       NIKU CORPORATION

                         GAAP Condensed Consolidated Balance Sheets
                                        (in thousands)


                                                                      July 31,       January 31,
                                                                    --------------   -------------
                                                                        2003             2003
                                                                    --------------   -------------
ASSETS
                                                                     (unaudited)
Current assets:
    Cash and cash equivalents                                            $ 21,675        $ 16,670
    Current portion of restricted cash                                          -             229
                                                                    --------------   -------------
                Total cash, cash equivalents and current
                  portion of restricted cash                               21,675          16,899

    Accounts receivable, net                                                4,572           7,211
    Prepaid expenses and other current assets                               2,154           1,687
                                                                    --------------   -------------
                Total current assets                                       28,401          25,797
Restricted cash                                                             1,108           1,108
Property and equipment, net                                                 1,758           2,515
Deposits and other assets                                                     908           1,143
                                                                    --------------   -------------
                Total assets                                             $ 32,175        $ 30,563
                                                                    ==============   =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
    Accounts payable                                                      $ 1,668         $ 2,422
    Accrued liabilities                                                     4,635           6,180
    Accrued restructuring                                                   2,327           5,550
    Bank borrowings and other short-term obligations                        4,264           1,051
    Deferred revenue                                                        7,373           9,375
                                                                    --------------   -------------
                Total current liabilities                                  20,267          24,578

Long-term accrued restructuring                                             6,896           6,209
Long-term portion of bank borrowings                                            -           3,750
                                                                    --------------   -------------
                Total liabilities                                          27,163          34,537

Stockholders' equity (deficit)                                              5,012          (3,974)
                                                                    --------------   -------------
                Total liabilities and stockholders' equity (deficit)     $ 32,175        $ 30,563
                                                                    ==============   =============


                                              NIKU CORPORATION

                    Pro Forma Condensed Consolidated Statements of Operations (1)
                                  (in thousands, except per share data)
                                                (unaudited)


                                              Three Months Ended     Three Months         Six Months Ended
                                                    July 31,        Ended April 30,           July 31,
                                         -------------------------- ---------------- --------------------------
                                             2003          2002          2003            2003         2002
                                         -------------  ----------- ---------------- ------------- ------------
Revenue:
    License                                   $ 3,131      $ 3,961          $ 3,213       $ 6,344      $ 9,652
    Services                                    6,877        6,533            6,626        13,503       14,969
                                         -------------  ----------- ---------------- ------------- ------------
         Total revenue                         10,008       10,494            9,839        19,847       24,621
                                         -------------  ----------- ---------------- ------------- ------------

Cost of revenue                                 2,941        3,820            2,626         5,567        7,902
                                         -------------  ----------- ---------------- ------------- ------------

Gross profit                                    7,067        6,674            7,213        14,280       16,719
                                         -------------  ----------- ---------------- ------------- ------------

Operating expenses:
     Sales and marketing                        3,364        7,414            3,582         6,946       15,561
     Research and development                   1,817        3,993            1,897         3,714        8,022
     General and administrative                 1,531        2,331            1,537         3,068        4,538
                                         -------------  ----------- ---------------- ------------- ------------

          Total operating expenses              6,712       13,738            7,016        13,728       28,121
                                         -------------  ----------- ---------------- ------------- ------------

Operating income (loss)                           355       (7,064)             197           552      (11,402)
Interest and other income (expense), net         (273)         312              (34)         (307)         432
                                         -------------  ----------- ---------------- ------------- ------------

     Net income (loss)                           $ 82     $ (6,752)           $ 163         $ 245    $ (10,970)
                                         =============  =========== ================ ============= ============

Net income (loss) per share:

     Net income (loss) - basic                 $ 0.01      $ (0.91)          $ 0.02        $ 0.02      $ (1.48)
                                         =============  =========== ================ ============= ============

     Weighted average common shares -
       basic (2)                               11,907        7,414           10,433        11,182        7,414
                                         =============  =========== ================ ============= ============

     Net income (loss) - diluted               $ 0.01      $ (0.91)          $ 0.02        $ 0.02      $ (1.48)
                                         =============  =========== ================ ============= ============

     Weighted average common shares -
       diluted (2)                             12,277        7,414           10,678        11,475        7,414
                                         =============  =========== ================ ============= ============



         (1) The pro forma statements of operations are not prepared in accordance with GAAP. They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP and the reconciliation of GAAP net income (loss) to pro forma net income (loss) on the next page.

         (2) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.



                                                   NIKU CORPORATION

                               Reconciliation of GAAP Net Income (Loss) to Pro Forma Net
                                                   Income (Loss) (1)
                                        (in thousands, except per share data)
                                                      (unaudited)


                                              Three Months Ended      Three Months        Six Months Ended
                                                   July 31,          Ended April 30,         July 31,
                                          ------------------------  ----------------  ------------------------
                                             2003         2002           2003            2003         2002
                                          ------------ -----------  ----------------  ------------ -----------

GAAP net income (loss)                       $ (1,640)  $ (37,281)            $ 102      $ (1,538)  $ (37,015)
     Restructuring and other                    1,648      30,405                 -         1,648      29,567
     Stock-based compensation                      74        (301)               61           135      (3,947)
     Asset impairment                               -         425                 -             -         425
                                          ------------ -----------  ----------------  ------------ -----------

Pro forma net income (loss)                      $ 82    $ (6,752)            $ 163         $ 245   $ (10,970)
                                          ============ ===========  ================  ============ ===========

Net income (loss) per share:

     Net income (loss) - basic                 $ 0.01     $ (0.91)           $ 0.02        $ 0.02     $ (1.48)
                                          ============ ===========  ================  ============ ===========

     Weighted average common shares -
       basic (2)                               11,907       7,414            10,433        11,182       7,414
                                          ============ ===========  ================  ============ ===========

     Net income (loss) - diluted               $ 0.01     $ (0.91)           $ 0.02        $ 0.02     $ (1.48)
                                          ============ ===========  ================  ============ ===========

     Weighted average common shares -
       diluted (2)                             12,277       7,414            10,678        11,475       7,414
                                          ============ ===========  ================  ============ ===========




         (1) The pro forma statements of operations are not prepared in accordance with GAAP. They should be read only in conjunction with the preceding statements of operations prepared in accordance with GAAP.

         (2) Gives effect to the one-for-ten reverse stock split effected on November 21, 2002.
